SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



FORM 8-K - Amendment 2

CURRENT REPORT

Pursuant to Section 13 and 15(d) of
the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    April 1, 1996



                      HALIFAX CORPORATION
(Exact name of registrant as specified in charter)




        Virginia                2-84160-W       54-0829246
(State or other jurisdiction  (Commission      (IRS Employer
of incorporation)           File Number)   Identification No.)




   5250 Cherokee Avenue,  Alexandria, Virginia   22312
(Address of principal executive offices)      (Zip Code)




Registrant's telephone number, including area code:        (703) 750-2202



                      Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements of Business Acquired


The following Audited Financial Statements of CMS Automation, Inc. (CMSA) are filed to be included as Exhibit 99 (a) of the Current Report on Form 8-K and Amendments thereto in substitution of the Audited Financial Statments previously submitted as Exhibits 99 (a) and (b) in Amendment 1:


     Audited Financial Statements dated December 31, 1995 including

          Independent Auditor's Report
          Balance Sheet
          Statement of Income
          Statement of Cash Flows
          Notes to Financial Statements


(b)  Pro Forma Financial Information


     Previously submitted in Form 8-K Amendment 1.

CMS AUTOMATION, INC.

Financial Statements

December 31, 1995

                      CMS AUTOMATION, INC.



                       Table of Contents

                                                           Page


               Independent Auditors' Report                 2


Exhibit

   A           Balance Sheet                               3-4
   B           Statement of Income                          5
   C           Statement of Changes in Stockholders' Equity 6
   D           Statement of Cash Flows                     7-8

               Notes to Financial Statements               9-14

Independent Auditors' Report on Additional Information      15

Schedule

   1           Schedule of Operating Expenses               16







                  INDEPENDENT AUDITORS' REPORT


To the Stockholders
CMS Automation, Inc.
Richmond, Virginia:


     We have audited the accompanying balance sheet of CMS Automation, Inc. as of December 31, 1995, and the related statements of income, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CMS Automation, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






                                Keiter, Stephens, Hurst, Gary & Shreaves, P.C.


March 23, 1996
                                                        Exhibit A


                      CMS AUTOMATION, INC.

                         Balance Sheet
                       December 31, 1995


          Assets

Current assets:
  Cash                                                  $ 97 954
  Accounts receivable, net of allowance for
   uncollectible accounts of $50,000                    3 212 001
  Inventory                                             2 176 089
  Loans to employees                                      16 875
  Loans to officers                                       26 028
  Prepaid expenses                                        13 621

          Total current assets                          5 542 568

Fixed assets                                            2 824 461
Less accumulated depreciation                           1 411 842

          Net fixed assets                              1 412 619

Software, net of amortization                             61 791
Organization costs, net of amortization                   22 080
Franchise fee, net of amortization                         3 042
Deposits                                                  23 756
Client lists                                              49 500
Investment                                                24 664

          Total other assets                             184 833



                                                        $7 140 020




See accompanying notes to financial statements.                 3

                                                        Exhibit A


                      CMS AUTOMATION, INC.

                         Balance Sheet
December 31, 1995


  Liabilities and Stockholders' Equity
Current liabilities:
  Short-term debt$                                      4 203 658
  Notes payable, current portion                          117 743
  Capital lease obligation, current portion                 4 674
  Accounts payable                                      1 422 351
  Unearned revenues                                       320 183
  Accrued expenses                                         78 161
  Customer deposits                                         3 112
  Income taxes payable                                      1 000

          Total current liabilities                     6 150 882

Notes payable, less current portion                       450 000
Deferred credit                                            12 618

          Total liabilities                             6 613 500

Commitments

Stockholders' equity:
  Common stock, $.20 par value; 750,000 shares
   authorized; 484,226 shares issued and outstanding       96 845
  Additional paid-in capital                              705 758
  Retained earnings (deficit)                            (276 083)

          Total stockholders' equity                      526 520

                                                        $7 140 020









See accompanying notes to financial statements.                 4

                                                        Exhibit B


                      CMS AUTOMATION, INC.

                      Statement of Income
              For the Year ended December 31, 1995

Sales                                                  $21 248 701

Cost of sales                                          14 582 334

          Gross profit                                  6 666 367

Operating expenses                                      6 299 738

          Operating income                                366 629

Other income (expense):
  Miscellaneous income                                    139 333
  Interest income                                           3 872
  Interest expense                                      (543 231)
  Loss from investment                                  ( 29 496)
  Litigation settlement                                 ( 45 000)

          Total other expense                           (474 522)

          Loss before provision for income tax          (107 893)

Provision for income taxes                                  1 000

          Net loss                                     $(108 893)










See accompanying notes to financial statements.                 5

                                                          Exhibit C


                        CMS AUTOMATION, INC.

            Statement of Changes in Stockholders' Equity
                For the Year ended December 31, 1995


                                       Additional          Retained
Total
                      Common Stock     Paid-In             Earnings
Stockholders'
                   Shares              Amount              Capital
(Deficit)          Equity
Balance, December
 31, 1994          467399 $  93480  $  658123 $( 167190)$   584 413

Stock issued        16 827     3 365    47 635       -       51 000

Net loss              -         -         -      (108893)  (108 893)

Balance, December
 31, 1995          484 226   $96 845   $705 758  $(276 083)$526 520


























See accompanying notes to financial statements.                    6

                                                        Exhibit D


                      CMS AUTOMATION, INC.

                    Statement of Cash Flows
              For the Year ended December 31, 1995

Cash flows from operating activities:
  Net loss                                           $(  108 893)
  Adjustments to reconcile net loss to
   net cash provided by operating activities:
    Depreciation and amortization                         432 260
    Loss from investment                                   29 496
  (Increase) decrease in:
    Accounts receivable                                   370 463
    Inventory                                             132 572
    Prepaid expenses                                  (    7 130)
    Refundable income taxes                               71 255
  (Decrease) increase in:
    Accounts payable                                  (1 815 293)
    Unearned revenues                                 (  125 593)
    Income taxes payable                                   1 000
    Accrued expenses                                  (   61 439)
    Customer deposits                                 (   50 752)
    Deferred credit                                   (      328)

      Net cash used in operating activities           (1 132 382)

Cash flows from investing activities:
  Acquisition of fixed assets                         (  556 308)
  Acquisition of intangible assets                    (   69 232)
  Decrease in deposits                                     5 074
  Investment advances                                 (   54 160)

      Net cash used in investing activities           (  674 626)

Cash flows from financing activities:
  Proceeds from short-term debt, net of repayments     2 021 685
  Repayment of long-term debt                         (  169 831)
  Repayment of capital lease obligations              (   20 365)
  Proceeds from stock issued                              51 000

      Net cash provided by financing activities       1 882 489



See accompanying notes to financial statements.                 7

                                                        Exhibit D


                      CMS AUTOMATION, INC.

               Statement of Cash Flows, Continued
              For the Year ended December 31, 1995

Net increase in cash                                    $75 481

Cash at beginning of period                              22 473

Cash at end of period                                   $97 954

Supplemental disclosures of cash flow information:
  Interest                                             $571 154
  Income taxes                                            -












See accompanying notes to financial statements.                 8

                      CMS AUTOMATION, INC.

                 Notes to Financial Statements


(1)  Accounting policies:

     The accounting and reporting policies of CMS Automation, Inc., conform to generally accepted accounting principles. The following describe the more significant of those policies:

          (a)  Organization:

               The Company was incorporated in January, 1990, for the primary purpose of sales and service of computer hardware, software and networking. The Company has locations in the Eastern part of the United States.

     (b)  Inventories:

               Inventories are valued at the lower of cost or market, with cost being determined by the average cost method.

     (c)  Fixed assets:

               Fixed assets are stated at cost. Depreciation is computed by the use of accelerated and straight-line methods and is based on the estimated useful life of the asset.

     (d)  Other assets:

               Software and organization costs are being amortized over periods of thirty-six to sixty months. Franchise fees are being amortized over 10 years.

     (e)  Unearned revenues:

               Unearned revenues result from customer contract prepayments.
          This results in a large amount of revenue being received prior to its realization. These unearned revenues are shown as current liabilities on the balance sheet and are amortized monthly over the terms of the contracts.

                      CMS AUTOMATION, INC.

(1)  Accounting policies, continued:

          (f)  Credit risk:

               Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and receivables.

               The Company maintains its cash balances in several financial institutions. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000 in each institution. The Company has funds in excess of $100,000 in a financial institution.

               Receivables consist principally of trade accounts receivable resulting from sales to customers primarily in the Eastern part of the United States. Credit is extended to customers after an evaluation for credit worthiness.

     (g)  Estimates:

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  Loans to Officers:

     Loans to officers are unsecured advances to the officers of the Corporation. No interest is currently being charged on these advances.

(3)  Fixed assets:

     The following comprise the Corporation's fixed assets at December 31, 1995:

               Support equipment         $2 073 115
          Furniture and fixtures            616 448
          Vehicles                           20 396
          Leasehold improvements            114 502

                                         $2 824 461

                      CMS AUTOMATION, INC.

(4)  Investment:

     In 1995, the Company advanced $54,160 to an entity that is expected to be accounted for under the equity investment rules. This entity had a loss in 1995, of which CMS Automation reduced its investment by $29,496, its share of the total loss.

(5)  Short-term debt:

     During 1995, the Company entered into an agreement with IBM Credit Corporation for wholesale financing. This agreement allows the Company to borrow funds up to $7,000,000, based upon eligible accounts receivable, and inventory. Interest is charged on the outstanding balance at prime plus 3.25%. This agreement is secured by accounts receivable, inventory, fixed assets and intangibles. It is guaranteed by the shareholders of the Company.

(6)  Notes payable:

     The following comprise the Company's notes payable at December 31, 1995:

     Term note payable to Signet Bank, due in monthly
      installments of $10,000 plus interest at 9.25%,
      through May, 1996.  Secured by accounts
      receivable, inventory, equipment, general
      intangibles and subordination agreement.
      Guaranteed by stockholders.                       $  70 000

     Unsecured term note payable to G. Nolde, due in
     monthly installments of $4,951 including
     interest at 8%, through October, 1996.                47 743

     Unsecured subordinated demand note to G. Nolde
     with interest at 8%.                                 285 000

     Unsecured subordinated demand note to I. Cox with
      interest at 8%.                                     165 000

               Total long-term debt                       567 743

               Less current maturities                    117 743

                                                        $ 450 000

                      CMS AUTOMATION, INC.

(6)  Notes payable, continued:

     The future maturities of long-term debt at December 31, 1995 are as follows:

               Thereafter                    $450 000

                                             $450 000

(7)  Capital leases:

     The Corporation has acquired equipment under the provisions of long-term leases. For financial reporting purposes, minimum lease rentals relating to these leases have been capitalized.

               Equipment costs               $ 57 752
               Less accumulated depreciation   26 224

                                             $ 31 528

     The following is a schedule by years of future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 1995:

          Year ended December 31:
               1996                          $4 736

          Total minimum lease payments        4 736

          Less amount representing interest      62

          Present value of net minimum
          lease payments                     $4 674

          Current portion                    $4 674

CMS AUTOMATION, INC.

(8)  Income taxes:

     The provision (benefit) for income taxes consists of the following:

          Current                             $3 300
          Deferred                            (2 300)

               Total                         $ 1 000

     Deferred income taxes are provided for differences in timing, in reporting income for financial statement and tax purposes, arising from differences in the methods of accounting for bad debts, inventory, and litigation settlements.

     For tax purposes, bad debts are expensed as incurred, while the allowance method is used for financial purposes. Inventory for income tax purposes includes Section 263A costs which are not included for financial statement purposes. For financial statement purposes litigation settlements are expensed as incurred, while for tax purposes they are deductible when paid.

     Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

     Net deferred tax assets are composed of the following:

          Deferred tax assets arising from:
            Temporary differences            $24 565
            AMT credits                       15 101
            Valuation allowance              (39 666)

                      Net deferred tax asset $-

     The Company has alternative minimum tax credit carryforwards of approximately $15,000 which are available to offset future federal income tax liability. The Company also has contribution carryforwards of approximately $8,000 which expire in 1999.

CMS AUTOMATION, INC.

(9)  Commitments:

     The Corporation leases its facilities in Virginia, Georgia and South Carolina. Total net rent expense under facility leases for 1995 was $293,624. The Corporation was also obligated under a lease for an automobile. Lease expense under this agreement was $4,193 for 1995. Future obligations under these leases as of December 31, 1995 are as follows:

                                    Minimum        Minimum
                                    Rental         Sublease
                                    Payments       Receipts

                    1996            $257 755       $21 467
                    1997             240 520          -
                    1998             207 589          -
                    1999              35 552          -

(10) Profit sharing plan:

     The Corporation has a qualified contributory profit-sharing plan covering substantially all of its employees. Annual contributions are at the discretion of the Board of Directors but may not exceed the maximum amount allowable under applicable provisions of the Internal Revenue Code. No contribution was made for 1995.

(11) Subsequent event:

     Effective April 1, 1996, CMS Automation, Inc. merged into CMSA Acquisition Corporation, a wholly-owned subsidiary of Halifax Corporation.














                                                               14
     INDEPENDENT AUDITORS' REPORT ON ADDITIONAL INFORMATION



To the Stockholders
CMS Automation, Inc.
Richmond, Virginia:


     Our report on our audit of the basic financial statements of CMS Automation, Inc., for the year ended December 31, 1995 appears on page 2. That audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of operating expenses are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit to the basic financial statements, and accordingly, we express no opinion on it.






                                Keiter, Stephens, Hurst, Gary & Shreaves, P.C.


March 23, 1996
                                                       Schedule 1


                      CMS AUTOMATION, INC.

                 Schedule of Operating Expenses
              For the Year ended December 31, 1995

Operating expenses:
  Advertising                                           $ 43 330
  Amortization                                            44 464
  Auto expenses                                          109 643
  Bad debts                                               58 763
  Commissions                                            378 218
  Contributions                                            1 150
  Depreciation                                           387 795
  Dues and subscriptions                                  17 473
  Employee benefit programs                              190 246
  Freight                                                150 435
  Insurance                                               45 807
  Miscellaneous                                           18 339
  Office expense                                          64 193
  Outside services                                        71 506
  Payroll taxes                                          296 952
  Penalties                                               36 430
  Printing services                                       18 513
  Professional fees                                       63 431
  Recruitment                                             24 632
  Rent                                                   333 103
  Repairs and maintenance                                 20 639
  Salaries                                             3 353 877
  Small equipment and tools                                5 189
  Supplies                                                34 172
  Taxes and licenses                                      48 249
  Telephone                                              217 793
  Training                                                48 756
  Travel and entertainment                               152 147
  Utilities                                               64 493

          Total operating expenses                    $6 299 738





See independent auditors' report on additional information.    16










SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   HALIFAX CORPORATION
                                        (Registrant)


Date:     April 29, 1997           By:  s/ Howard C. Mills
                                   Howard C. Mills, President
                                   & Chief Executive Officer


Date:     April 29, 1997           By:  s/ John D. D'Amore
                                   John D. D'Amore
                                   Vice President Finance &
                                   Accounting

